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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[X]  Soliciting Material Pursuant to Section 240.14a-12

                        WALLACE COMPUTER SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

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                              [WALLACE LETTERHEAD]

Date:    April 9, 2003

To:      Participants in the Wallace Employee Stock Purchase Plan

From:    Bob Kelderhouse, Vice President and Treasurer
         Lori Roberts, Vice President, Human Resources

Re:      EMPLOYEE STOCK PURCHASE PLAN (ESPP) UPDATE
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The purpose of this memo is to address how the merger with Moore Corporation will affect the ESPP, including calculation of the purchase price for this offering period, as well as voting rights and election procedures for shares already owned as a result of participation in the ESPP.

A. CURRENT OFFERING PERIOD

Participants in the Employee Stock Purchase Plan (ESPP) are granted options to purchase shares of Wallace common stock at 85% of the average market price on either the commencement date or the termination date of a six-month offering period, whichever is lower. We are currently in the midst of an offering period that began January 1, 2003 and ends on June 30, 2003. If the merger with Moore Corporation is completed as anticipated during the second quarter of calendar year 2003, shares of Wallace common stock will not be available at the end of the offering period. Therefore, for this offering period, participants would receive an option to purchase shares of Moore at a discount.

An example of the calculation of the purchase price of the Moore shares under such circumstance is as follows:

I. January 1, 2003 Purchase Price

Market value of a share of Wallace common stock = $21.74*
 * (December 31, 2002 market value, since the market was closed January 1, 2003)

85% of market value of a share of Wallace common stock = $18.48

Because participants will receive Moore common shares for this offering period, the $18.48 purchase price of a share of Wallace common stock must be adjusted to reflect an equivalent purchase price of a Moore common share on January 1, 2003. This is




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done by dividing the $18.48 purchase price by the per share stock consideration utilized in connection with the merger. The per share stock consideration is the number of Moore common shares one will receive for each share of Wallace common stock under the merger, if one receives all stock (and no cash).

The formula for determining the per share stock consideration is as follows:

        1 share of Wallace common stock = the sum of:
                (i) 1.05 Moore common shares, and
               (ii) the number of Moore common shares equal to 14.40 divided by the average of the daily high and low sales prices per Moore common share on the NYSE Composite Tape on the last trading day immediately preceding the closing

Example:

        Assume that on the last trading day immediately preceding closing the average of the daily high and low sales prices per Moore common share is $10.39 (which was the average of the daily high and low sales prices of a Moore common share on the last trading day before the mailing of this memo)

       Per Share Stock Consideration:
       1 share of Wallace common stock = 1.05 Moore common shares plus 1.39 Moore common shares (14.40/10.39) = 2.44 Moore common shares.

       January 1, 2003 Adjusted Moore Common Share Purchase Price:
       $18.48 / 2.44 = $7.57

II. June 30, 2003 Purchase Price

Assume that on June 30, 2003 the market value of a Moore common share is $10.39 (which was the average of the daily high and low sales prices of a Moore common share on the last trading day before the mailing of this memo).

85% of market value of a Moore common share  = $8.83

III. Offering Purchase Price (Moore common shares)

$7.57 (i.e., the lesser of $7.57 and $8.83)

Thus, if for the current offering period a participant has elected that $1,000 be deducted from his compensation and credited to his account under the ESPP, at the end of the offering period the participant would be able to purchase 132.10 Moore common shares ($1,000/the offering purchase price of $7.57).



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If the merger with Moore Corporation is not completed during the second quarter of calendar year 2003, shares of Wallace common stock will be available at the end of the current offering period and the option under the current offering period will remain an option to purchase shares of Wallace common stock at a discount. The example set forth above will not apply and shares of Wallace common stock will be purchased under the ESPP in the normal course.

B. FUTURE OFFERING PERIODS

Effective July 1, 2003, the ESPP will be terminated. Thus, after the current offering period, you will not be granted options to purchase shares under the ESPP.

C. VOTING RIGHTS AND ELECTION PROCEDURES FOR SHARES ACQUIRED THROUGH A PREVIOUS ESPP OFFERING

Like any other shareholder, an employee who own shares of Wallace common stock that were purchased through the ESPP will have the right to vote for or against the merger and to elect to receive cash or Moore common shares in exchange for such shares. All shareholders will receive materials which will include a proxy and an election form and specific instructions on the voting, election and exchange process. We will notify ESPP participants when the proxy and election forms are distributed to shareholders of record. At that time, we will provide you with information as to whom to contact if you haven't received your materials. It is important that you return your proxy and election form. Please carefully review the proxy statement/prospectus to be provided to you with the proxy and election form regarding the effect of your failure to return your proxy or election form.

If you have shares of Wallace common stock from a previous ESPP offering that are held in a Salomon Smith Barney ESPP account, any Moore common shares received as a result of the election and exchange will be credited to this account. Salomon Smith Barney will send you a check for any cash received as a result of the election and exchange. If you wish to verify and/or change your address of record on your ESPP account, please contact Salomon Smith Barney directly at 1-800-367-4777.

If you have physical certificates for shares of Wallace common stock from a previous ESPP offering, the merger consideration (cash, Moore common shares or a combination of cash and Moore common shares, depending upon your election and any adjustment to your election pursuant to the merger agreement) will be sent to your address on file with EquiServe, Wallace's transfer agent. If you wish to verify and/or change your address of record for any physical share certificates that you may own, please contact EquiServe directly at 1-800-733-5001.

If you transferred shares that you acquired through a previous ESPP offering to a personal brokerage account, any merger consideration (cash, Moore common shares or a combination of cash and Moore common shares, depending upon your election and any adjustment to your election pursuant to the merger agreement) will be distributed to



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your brokerage firm. Whether such consideration is retained in your account or distributed to you depends upon the instructions that you have on file with your broker. Please contact your broker directly to verify your account handling instructions.

Participants should also be aware that there will be tax implications with the exchange of shares of Wallace common stock through the merger; you are advised to contact your tax advisor once you receive your proxy and election materials in order to understand the tax consequences of election choices.

Should you have any questions regarding the ESPP, please contact Dee Dee Stapleton in the Benefits Department at 630-588-5320 or by e-mail at dstapleton@wallace.com.



THIS COMMUNICATION IS NOT A SOLICITATION OF A PROXY FROM ANY SECURITY HOLDER OF WALLACE COMPUTER SERVICES, INC. MOORE CORPORATION LIMITED HAS FILED A REGISTRATION STATEMENT ON FORM S-4 WITH THE SECURITIES AND EXCHANGE COMMISSION CONTAINING A PROXY STATEMENT/PROSPECTUS TO BE MAILED TO WALLACE COMPUTER SERVICES SECURITY HOLDERS CONCERNING THE PLANNED MERGER OF WALLACE COMPUTER SERVICES INTO A SUBSIDIARY OF MOORE CORPORATION. INFORMATION REGARDING THE IDENTITY OF THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF STOCKHOLDERS OF WALLACE IN CONNECTION WITH THE PROPOSED MERGER, AND THEIR INTERESTS IN THE SOLICITATION, IS SET FORTH IN A PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC. WE URGE INVESTORS IN WALLACE COMPUTER SERVICES TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. INVESTORS WILL BE ABLE TO OBTAIN THE DOCUMENTS FREE OF CHARGE AT THE SEC'S WEBSITE, WWW.SEC.GOV. IN ADDITION, DOCUMENTS FILED WITH THE SEC BY MOORE CORPORATION WILL BE AVAILABLE FREE OF CHARGE FROM MOORE CORPORATION LIMITED, C/O MOORE EXECUTIVE OFFICES, ONE CANTERBURY GREEN, STAMFORD, CONNECTICUT 06901, ATTENTION: INVESTOR RELATIONS, TEL. (203) 406-3700 OR AT WWW.MOORE.COM. DOCUMENTS FILED WITH THE SEC BY WALLACE COMPUTER SERVICES WILL BE AVAILABLE FREE OF CHARGE FROM INVESTOR RELATIONS, WALLACE COMPUTER SERVICES, INC., 2275 CABOT DRIVE, LISLE, IL 60532-3630, TEL. (630) 588-5000.